UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 27, 2007

China Bottles Inc
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-51724	87-1578749
(Commission File Number)	(IRS Employer Identification No.)

Huanghuahu Industrial Zone, Fogang County
Guangdong Province, PRC 511675
(Address of principal executive offices and zip code)

(86) 763-4620777
(Registrant’s telephone number including area code)

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by China Bottles Inc f/k/a/ Hutton Holdings Corporation (the “Company”) dated August 27, 2007 (the “August Form 8-K”) as previously amended by a Form 8-K/A filed on November 7, 2007 regarding the acquisition by the Company, of 100% of the outstanding shares of China Valley Development Limited, a British Virgin Islands corporation (“China Valley”) from the shareholders of China Valley. China Valley owns 100% of the outstanding equity of Guozhu Holdings Limited, a Hong Kong company (“Guozhu”). Guozhu owns 100% of each of Fogang Guozhu Plastics Company Limited, Fogang Guozhu Blowing Equipment Company Limited and Guangdong Guozhu Precision Mold Company Limited (collectively, the “Guozhu Operating Companies”). This amendment provides certain revised historical and the pro forma financial information with respect to the Company.

A more detailed description of the business acquired is set forth below:

General Description of Business

We are a company with expertise in production of beverage bottle which mainly is made of PET, a type of plastic with desirable characteristic for packaging including clear and wide range of color and shape, tough, good resistance to heat, moisture, dilute acid, and recyclable. We produce, market and sell full range of beverage bottle production machineries including high speed injection molding machines, semi-automatic and high speed automatic plastics stretch blow molding machines, infrared ray perform heater, label heat shrinker and perform injection mold and blowing mold. We also provide bottle production service. We now are selling our machines using the brand name “Guo Zhu”.

Currently, we have 385 full-time staff. We operate one production plant in Qingyuan City, Guangdong Province, a sales office in Beijing and a R&D center in Guangzhou City, PRC. In 2006, around 80% of our sales is contributed from China market. Besides In addition to China, we are exporting our machines to more than ten countries including Japan, Germany, United Kingdom, Hong Kong, Taiwan, Korea, Australia, Russia, Vietnam, Brazil and countries in Middle East. Our target customers are drink and beverage companies and pharmaceutical companies and their packaging services providers including China Huiyuan Juice Group Limited, Nestle, Danone, Coca-Cola, Harbin Pharmaceutical Group, Wahaha and Zhuhai Zhongfu.

Corporate Milestones

We are one of the leaders in the beverage packaging production industry in China. We started our operation in 1996. Certain of our milestones are illustrated in the table below:

Milestone	Date
Commenced the beverage bottle production business	1993
Commenced the injection molds and blowing molds production services	1995
Produced and marketed the first semi-automatic blowing machine	1998
Started to export injection and blowing molds to overseas market	2000
Qualified by Coca-Cola as PET bottle providers	2000
Started to export semi-automatic blowing machine to overseas market	2002
Qualified by Coca-Cola as molds suppliers	2004
Produced and marketed the first automatic blowing machine	2004
Started to export automatic blowing machine to overseas market	2005
Produced and marketed the first perform injection molding machine	2006

Description of Products and/or Services

Our business focus is PET bottle production in beverage production process. We provide three kinds of services and products for our customers:

•	We provide bottle production machineries so that our customer can produce bottles themselves;

•	We provide preform injection mold and blow molds for our customers’ bottle production machines;

•	We provide complete bottles production services;

The table bellow illustrated the product lines and corresponding products we are producing and selling and their respective percentage of contribution to the turnover for the year of 2006.
Product lines	Plastic packaging machineries and supplementary machineries	Molds Production	Finished Bottles production
products	Semi-automatic blowing machine	Multi-cavities Preform injection molds	PET bottles for carbonated soft drink, water and hot filled beverages such as juice and tea.
	Automatic blowing machines	Blowing molds	PP bottles for pills and IV injection
Injection molding machines
Preform Heater
Necking Crystallizer
Label Head Shrinker
Percentage of contribution to turnover (2006)	64.2%	27.7%	8.1%

Market Overview

Global Beverage Packaging Machinery Market

Beverage packaging is one of key application for packaging machines. In 2006, beverage packaging accounted for 20% of total global sales of packaging machinery, ranked second after food packaging which accounted for 40%. Figure below shown the global market for packaging machinery by application in 2006:

(Source: KRONES)

In term of geographical classification of global market of packaging machinery for 2006, the Americas had the largest market share which was equivalent to 31.8% of the total market. China plus Japan and Europe occupied similar size of shares which were equal to 25.9% and 24.7% respectively. Asia-Pacific ranked the forth which owned a market share of 11.2%. Africa plus Middle East owned 3.5% and Russia with Central Asia owned the remaining 2.9%. A graphical representation showing the market share by region is shown below.

(Source: KRONES)

It is expected that the global market for beverage packaging machinery is growing at an annual rate of around 3%. Following figure illustrates the global market size from 2003 to 2008.

(Source: SPG Media)

Beverage Market and Packaging Trends

Packaged beverage is usually packed by four kinds of packaging material: carton, can, glass and PET. In 2003, these four kinds of packaging material accounts for 98% of 870 billion units, the total consumption of the year, in which glass is the most popular kind of packing having 33% of market and Can ranked the second occupying 27%. However, from the research of marketers and players in the industry, PET is the most rapidly growing packaging material for beverages. It is expected that 41% of beverage sold in 2015 will be packaged in PET bottles which equal to 565 billion units. Following table lists the forecasted annual growth rate of these four kinds of packaging material in global beverage market.

	Carton	Can	Glass	PET
Growth Rate p.a.	4%	1%	0%	9%

PET outperforms other packaging material in popularity. Forecasted number of packaged beverage in different packaging material for the year 2003, 2007, 2011 and 2015 is shown in following figure.

(Source: PCI, Canadean, Mercer, GDA, Tetra, KRONES)

Government Regulation

In relation to the design, development, manufacture and sale of plastic injection moulding machines, China government and PRC laws do not require any special and/or additional approvals, permissions or any other qualifications required except for the relvant business license.

In certain provinces and cities, the provincial governments and the city government requires the beverage bottle manufactures acquired Food Hygiene Permits before they can sell these bottles or use these bottles for food and drinks containing usage.

We carry on our business in an industry that is subject to PRC environmental protection laws and regulations. These laws and regulations require enterprises engaged in manufacturing and construction that may cause environmental waste to adopt effective measures to control and properly dispose of waste gases, waste water, industrial waste, dust and other environmental waste materials, as well as fee payments from producers discharging waste substances. Fines may be levied against producers causing pollution.

Business Strategy

We are in the leading position among the Chinese beverage packaging machinery companies. We are one of few China companies which can produce high speed automatic bottle blowing machines. We are also the only China company can produce all machines and components of both high speed bottle production line and semi-auto bottle production line including inject molding machine, injection and blowing molds, semi-automatic and high speed automatic blowing machine.

By leverage our market leadership and the growth opportunity of the market, we adopt following strategies to grow our business:

Expanding production capacity

The demand for PET beverage bottle production machines is huge that the current supply level cannot fully match. The growth rate of demand of PET bottles is 9% per annum which is promising for the industry. We believe the growth rate of the global demand of PET beverage bottles in China is higher than that of global market. Our major growth strategy is to expand our production capacity to cope with the growth of market so that we can preserve our position in the industry. We are focusing to gather and acquire resources available inside or outside of our company to execute this strategy. We are refining our production process so as to speed up our product deliver time in order to increase the efficiency of working capital. In June 2007, we had secured a loan of US$1.07 million for working capital. We are also developing market with high profit margin to strength our financial performance for our growth.

Enhancing production efficiency and speed

The competition of the packaged beverage market is very keen. The Product development cycle of the beverage industry is getting short in order to act fast enough to match the competitors. The requirement from the beverage industry for fast delivery of production line including the packaging components becomes mandatory. The faster a vendor can deliver the business, the more likeness the vendor can gain the business.

In addition, faster delivery of products can enhance efficiency of working capital which is crucial for the expansion of production capacity.

Expanding overseas markets

While the China market is very promising, the overseas market offers a better margin for our products. In addition, our business performance will be more stable if we can diversify our market in order to avoid any possible fluctuation in Chinese economy and market condition. We are expanding our percentage of sales in overseas market so as to increase our market coverage and improve our profit margin.

Continuing product development

Beverage packaging is a fast growth industry. The market is keeping required for faster and more sophisticated machineries to cope with the development. Technology and production development is one of our key focus of business strategy in order to sustain our growth and success. In 2007, we setup a research and development center, with a prestige university in China, for our product development and enhance.

Marketing and Distribution

We market our products and update the market about our progress and breakthrough by participating the tradeshows and exhibitions related to beverage industry and bottle production industry. In 2006, we attended 6 tradeshows and exhibitions demonstrating the newest and killing products. We also organize plant visit for prospect to demonstrate the solutions we can provide. As beverage industry is a concentrated industry, this is proven to be the most effective way of marketing for us.

As we are well known in the beverage industry in China, nearly all beverage companies contact our sales team or senior management directly to seek for solutions or products. Our sales team and the senior managements totally participate and manage the whole sales process. For overseas market, we mainly market their production through trading agents and export companies in China. In certain overseas markets, we also appoint local agent for order taking and after sales services.

Competition

We face different competition environment for its three business lines.

Beverage bottle production machinery

Our beverage bottle production machineries cover both high-end market and mid-end market.

The high-mid production line mainly covers the production line composed of high-speed bottle blowing machines and high speed preform injection molding machines. For the high-end market, we have around 10 competitors in which most of them are foreign company. For this market, price-performance ratio, throughput of product, reliability and product delivery time and services support are key factors for competition. Because of the high entry barrier in capital investment and technology expertise and the higher demand over the supply in the market, the competition in this market is mild yet.

There are hundreds of companies supplying semi-automatic machinery in the mid-tier market. The competition in this market is keen. Players in this market mainly compete in price, reliability. As the result, only a few players with scale can be in the business. In the long run, the market will become an oligopoly.

Bottle production

This market has a large number of players with great variation in quality, scale of operation. Cost, technological expertise and ability of timely delivery is key factor in competition. We are the top-tier player in this business because of our quality and reputation and have stable business relation with big companies which are willing to pay premium for quality.

Injection and Blowing Molds production

Key factors for competition in this market are technology expertise, timely delivery and durability of the product. The market is stratified and we are the leader in this industry and are one of three authorized molds suppliers of Coca-Cola Company. The competition in the tier we are in is mild as there are only a few players who can provide up to standard injection molds and blowing molds for mid to higher tier beverage and drinks companies.

Intellectual Property

We own three patents related to designs of bottle blowing machines registered in China. All these patents will be expired 10 years after the patent registered date. Table below has summarized these three patents:

Item	Patent Number	Registered Date
1	ZL 03 2 67574.7	July 16, 2003
2	ZL 03 2 67575.3	July 16, 2003
3	ZL 03 2 67576.3	July 16, 2003

We also has the rights to our trademark which composes of our logo and the Chinese words “Guo Zhu” in China.

Real Property Owned and Leased

We own one production plant with executive offices and rent two offices which one is a sales office and one is a R&D center. The following table has summarized real property we own or lease.

Item	Address	Leased/Owned
1	Huanghuahu Industrial Zone, Tangtang Town , Fogang County, Qingyuan City, Guangdong Province, PRC	We possess a land use right
2	Rm C580, C521, 5/F Wushan Technology Plaza, Wushan Road, Guangzhou, PRC	Leased
3	Rm 504, 249 Chashan Road, Guangzhou, PRC	Leased

The period of land use right of item 1 will expire in 2053 at which time the property will be acquired by the State under PRC laws. The leasing period of item 2 and 3 will expire in 2010 and 2009 respectively. All leasing agreements are with customary Chinese leasing conditions.

Legal Proceedings

We are not a party to any material legal proceedings.

Employees

Currently we have 385 employees.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Audited balance sheet of China Valley as of December 31, 2006, audited statement of operations of China Valley for the year ended December 31, 2006 and for the period from July 5, 2005 to December 31, 2005 and accompanying audited statements of cash flows and changes in shareholder’s equity of China Valley for the year ended December 31, 2006 and for the period from July 5, 2005 to December 31, 2005.

Unaudited balance sheets of China Valley as of June 30, 2007, unaudited statement of operations of China Valley for the six months ended June 30, 2007, for July 5, 2005 to June 30, 2007 and for July 5, 2005 to June 30, 2006 and accompanying unaudited condensed consolidated statements of cash flows of China Valley for the six months ended June 30, 2007 and 2006.

(b) Pro forma financial information.

Unaudited pro forma combined financial statements of the Company as follows:

•	Unaudited Pro-Forma Combined Statement of Operations for the year ended December 31, 2006
•	Unaudited Combined Consolidated Balance Sheet as of June 30, 2007
•	Unaudited Pro-Forma Combined Statement of Operations for the period ended June 30, 2007

(c) Exhibits
23	Consent of Madsen & Associates CPA’s, Inc

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BOTTLES INC

By:	/s/ Chong Hui Zhao
Name: Chong Hui Zhao
Title: Chief Executive Officer
Dated: May 30, 2008

CHINA VALLEY DEVELOPMENT LIMITED

INDEX TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-2

BALANCE SHEET AS OF DECEMBER 31, 2006	F-3

STATEMENT OF OPERATIONS FOR YEAR ENDED DECEMBER 31, 2006 AND FOR PERIODS FROM JULY 5, 2005 TO DECEMBER 31, 2005 AND FROM JULY 5, 2005 TO DECEMBER 31, 2006	F-4

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY AS OF JULY 5, 2005, AS AT DECEMBER 31, 2005 AND AS AT DECEMBER 31, 2006	F-5

STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2006, AND FOR THE PERIODS FROM JULY 5, 2005 TO DECEMBER 31, 2005 AND FROM JULY 5, 2006 TO DECEMBER 31, 2006	F-6

NOTES TO FINANCIAL STATEMENTS	F-7

BALANCE SHEETS AS OF JUNE 30, 2007 AND DECMEBER 31, 2006	F-10

STATEMENTS OF OPERATIONS FOR SIX MONTHS ENDED JUNE 30, 2007, FROM JULY 5, 2005 TO JUNE 30, 2007 AND FROM JULY 5, 2005 TO DECEMBER 31, 2006	F-11

STATEMENTS OF CASH FLOWS FOR SIX MONTHS ENDED JUNE 30, 2007 AND JUNE 30, 2006	F-12

NOTES TO FINANCIAL STATEMENTS	F-13

Board of Directors
China Valley Development Limited
(A Development Stage Company)

Report of Independent Registered Public Accounting Firm

We have audited the accompanying balance sheet of China Valley Development Limited (A Development Stage Company) as of December 31, 2006 and the related statements of operations, changes in stockholders’ equity and cash flows for the year ended December 31, 2006 and for the period July 5, 2005 (date of inception) to December 31, 2006 and 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used, significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements referred to above present fairly, in all material aspects, the financial position of China Valley Development Limited as of December 31, 2006 and the results of its operations and cash flows for the year ended December 31, 2006 and for the period July 5, 2005 (date of inception) to December 31, 2006 and 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company will need additional working capital for its planned activity, which raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are described in the notes to the financial statements. These financial statements do not include any adjustment that might result from the outcome of this uncertainty.

/s/ Madsen & Associates CPA’s, Inc.
Madsen & Associates CPA’s, Inc.
October 31, 2007

Salt Lake City, Utah

CHINA VALLEY DEVELOPMENT LIMITED

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET

December 31, 2006
ASSETS
CURRENT ASSETS

TOTAL ASSETS	$-

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
CURRENT LIABILITIES
Other payables and accrued liabilities	$2,090
Total current liabilities	2,090
TOTAL LIABILITIES	2,090

STOCKHOLDERS' EQUITY
Common stock, $1 par value, 50,000 shares authorized, 50,000 shares issued and outstanding on December 31, 2006	50,000
Less: Stock Subscription Receivable	(50,000)
Deficit accumulated during development stage	(2,090)

TOTAL STOCKHOLDERS' EQUITY	(2,090)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-

See accompanying notes to the consolidated financial statements

 CHINA VALLEY DEVELOPMENT LIMITED
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS

	Year Ended December 31, 2006	From July 5, 2005 (date of inception) to December 31, 2005	From July 5, 2005 (date of inception) to December 31, 2006

Revenue	$-	$-	$-

Cost of goods sold	-	-	-

Gross profit	-	-	-

Expenses
General and administrative	872	1,218	2,090

Net loss	$(872)	$(1,218)	$(2,090)

See accompanying notes to the consolidated financial statements

CHINA VALLEY DEVELOPMENT LIMITED

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

	Common Shares	Common Stock	Stock Subscriptions Receivable	Deficit Accumulated During the Development Stage	Total

As of July 5, 2005, date of inception		$-	$-	$-	$-
Shares issued for subscription receivable	50,000	50,000	(50,000)	-	-
Net loss		-		(1,218)	(1,218)

As at December 31, 2005	50,000	50,000	(50,000)	(1,218)	(1,218)
Net loss		-		(872)	(872)

As at December 31, 2006	50,000	$50,000	$(50,000)	$(2,090)	$(2,090)

See accompanying notes to the consolidated financial statements

CHINA VALLEY DEVELOPMENT LIMITED
(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

	Year Ended	From inception (July 5, 2005) to December 31,
	2006	2005	2006
Cash flows from operating activities
Net loss for the year	$(872)	$(1,218)	$(2,090)
Adjustments to reconcile net loss to net
Cash (used in) provided by operating activities:

Other payables and accrued liabilities	872	1,218	2,090

Net cash flows from operating activities	-	-	-

Net increase in cash and cash equivalents	$-	$-	$-

Cash and cash equivalents - beginning of period		-	-

Cash and cash equivalents - end of period	$-	$-	$-

Non cash financing activities;

Stock issued for subscription receivable		$50,000	$50,000

See accompanying notes to the consolidated financial statements

CHINA VALLEY DEVELOPMENT LIMITED

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1 - ORGANIZATION AND PRINCIPAL ACTIVITIES

China Valley Development Limited (the “Company”) was incorporated on July 5, 2005 under the laws of British Virgin Islands. The Company had no significant business activities for the year ended December 31, 2006 and 2005 and is considered to be a development stage company.

On August 24, 2007, the Company acquired 100% ownership of Guozhu Holdings Limited, a Hong Kong registered company. Guozhu Holdings Limited owns 100% ownership of Fogang Guozhu Plastics Company Limited and Guangdong Guozhu Precision Mold Company Limited, both of which are registered in China. Also, through Excellent Fame Investments Limited, the Company’s wholly owned subsidiary registered in Hong Kong, the Company also owns 100% of Fogang Guozhu Blowing Equipment Company Limited, a Chinese registered company.

The principle operations of Guangdong Guozhu Precision Mold Company Limited are manufacture and sale of precision mold and PVC products while the principle operations of Fogang Guozhu Blowing Equipment Company are manufacture and sale of blowing equipment and plastic production machinery.

The principle operations of Fogang Guozhu Plastics Company Limited are plastic bottle and PVC products manufacturing.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)  Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

(b) Fair Value of Financial Instruments

The carrying amounts of the Company's cash, accounts receivable, accounts payable and accrued expenses approximate fair value because of the short maturity of these items. Term debt secured by various properties have interest rates attached to the commensurate with the finance market at the time and management believes approximate fair values in the short as well as the long term. It is currently not practicable to estimate the fair value of the other debt obligations because these note agreements contain unique terms, conditions, covenants and restrictions which were negotiated at arm's length with the Company's lenders, and there is no readily determinable similar instrument on which to base an estimate of fair value. Accordingly, no computation or adjustment to fair value has been determined.

(c) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

(d) Recent accounting pronouncements

The Company does not expect that the adoption of other recent accounting pronouncements will have a material impact on its financial statements.

NOTE 3 - Common stock

The Company issued 50,000 shares in July of 2005 to founders of the Company in exchange for a stock subscription receivable. This stock subscription receivable is outstanding at December 31, 2006.

NOTE 4 - Foreign Currency Translation and Derivative Financial Instruments

The accompanying consolidated financial statements are presented in United States dollars (“US$”). The functional currency of the Company is Hong Kong Dollar (“HKD”). Capital accounts of the consolidated financial statements are translated into US$ from HKD at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of balance sheet date. Income and expenditures are translated at the average exchange rate of the year. The translation rates are as follows:

	2006	2005

Year end HKD : US$ exchange rate	7.8	7.8
Average yearly HKD : US$ exchange rate	7.8	7.8

NOTE 5 - Subsequent events

(a)
On August 24, 2007, the Company acquired 100% ownership of Guozhu Holdings Limited, a Hong Kong registered company. Guozhu Holdings Limited owns 100% ownership of Fogang Guozhu Plastics Company Limited and Guangdong Guozhu Precision Mold Company Limited, both of which are registered in China. Also, through Excellent Fame Investments Limited, the Company’s wholly owned subsidiary registered in Hong Kong, the Company also owns 100% of Fogang Guozhu Blowing Equipment Company Limited, a Chinese registered company.

The principle operations of Guangdong Guozhu Precision Mold Company Limited are manufacture and sale of precision mold and PVC products while the principle operations of Fogang Guozhu Blowing Equipment Company are manufacture and sale of blowing equipment and plastic production machinery.

The principle operations of Fogang Guozhu Plastics Company Limited are plastic bottle and PVC products manufacturing.

(b)
On August 26, 2007, the Company entered into an Agreement for Share Exchange with Hutton Holdings Corporation, a Nevada corporation and Cai Yingren and Wu Wen, the owners and shareholders of the Company.

NOTE 6 - Going Concern

The Company will need additional working capital for its future planned activity which raises substantial doubt about its ability to continue as a going concern. Continuation of the Company as a going concern is dependent upon obtaining sufficient working capital to be successful in that effort. The management of the Company has developed a strategy, which it believes will accomplish this objective, through additional short term loans, and equity funding, which will enable the Company to operate for the coming year.

CHINA VALLEY DEVELOPMENT LIMITED

BALANCE SHEETS

	June 30, 2007	December 31, 2006

ASSETS
CURRENT ASSETS

TOTAL ASSETS	$-	$-

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
CURRENT LIABILITIES
Other payables and accrued liabilities	$2,962	$2,090
Total current liabilities	2,962	2,090
TOTAL LIABILITIES	2,962	2,090

STOCKHOLDERS' EQUITY
Common stock, $1 par value, 50,000 shares authorized, 50,000 shares issued and outstanding on June 30, 2007 and December 31, 2006	50,000	50,000
Less: Stock Subscription Receivable	(50,000)	(50,000)
Accumulated deficit	(2,962)	(2,090)
TOTAL STOCKHOLDERS' EQUITY	(2,962)	(2,090)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$-

See accompanying notes to the consolidated financial statements

CHINA VALLEY DEVELOPMENT LIMITED
STATEMENTS OF OPERATIONS

	Six months ended June 30, 2007	From July 5, 2005 (date of inception) to June 30, 2007	From July 5, 2005 (date of inception) to December 31, 2006

REVENUE	$-	$-	$-

COST OF GOODS SOLD	-	-	-

GROSS PROFIT	-	-	-

EXPENSES
General and administrative	872	2,962	2,090

NET LOSS	$(872)	$(2,962)	$(2,090)

See accompanying notes to the consolidated financial statements

CHINA VALLEY DEVELOPMENT LIMITED
STATEMENTS OF CASH FLOWS

	Six months ended, June 30
	2007	2006
Cash flows from operating activities
Net loss for the year	$(872)	$(872)
Adjustments to reconcile net loss to net
Cash (used in) provided by operating activities:
Other payables and accrued liabilities	872	872

Net cash flows from operating activities	-	-

Net increase in cash and cash equivalents	$-	$-

Cash and cash equivalents - beginning of period	-	-

Cash and cash equivalents - end of period	$-	-

See accompanying notes to the consolidated financial statements

CHINA VALLEY DEVELOPMENT LIMITED

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007

NOTE 1 -BASIS OF PRESENTATION

The consolidated financial statements of China Valley Development Limited (the “Company”) have been prepared in accordance with generally accepted accounting principles for financial information and pursuant to the requirements for reporting on Form 10-QSB and Item 310(b) of Regulation S-B. Accordingly they do not include all the information and footnotes required by accounting principles generally accepted in the United States of American for complete financial statements. However, such information reflects all adjustments (consisting of normal recurring adjustments), which are, in the opinion of management, necessary for the fair presentation of the consolidated financial position and the consolidated results of operations. Results shown for interim periods are not necessarily indicative of the results to be obtained for a full year. The consolidated balance sheet information as of June 30, 2007 was derived from the audited financial statements included in the Company’s audited accounts for the year ended December 31, 2006. These annual financial statements should be read in conjunction with that report.

The Company was incorporated on July 5, 2005 under the laws of British Virgin Islands. The Company had no business activities for the year ended December 31, 2005 and 2006 and as of June 30, 2007 and is considered to be a development stage company.

NOTE 2 -USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results when ultimately realized could differ from those estimates.

NOTE 3 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value of financial instruments including cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, approximates their fair value at June 30, 2007 and December 31, 2006 due to the relatively short-term nature of these instruments. Accordingly, no computation or adjustment to fair value has been determined.

NOTE 4 - FOREIGN CURRENCY TRANSLATION AND DERIVATIVE FINANCIAL INSTRUMENTS

The accompanying consolidated financial statements are presented in United States dollars (“US$”). The functional currency of the Company is Hong Kong Dollar (“HKD”). Capital accounts of the consolidated financial statements are translated into US$ from HKD at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of balance sheet date. Income and expenditures are translated at the average exchange rate of the year. The translation rates are as follows:

	June 30, 2007	December 31, 2006

Year end HKD : US$ exchange rate	7.800	7.800
Average yearly HKD : US$ exchange rate	7.800	7.800

NOTE 5 - SUBSEQUENT EVENTS

(c)
On August 24, 2007, the Company acquired 100% ownership of Guozhu Holdings Limited, a Hong Kong registered company. Guozhu Holdings Limited owns 100% ownership of Fogang Guozhu Plastics Company Limited and Guangdong Guozhu Precision Mold Company Limited, both of which are registered in China. Also, through Excellent Fame Investments Limited, the Company’s wholly owned subsidiary registered in Hong Kong, the Company also owns 100% of Fogang Guozhu Blowing Equipment Company Limited, a Chinese registered company.

The principle operations of Guangdong Guozhu Precision Mold Company Limited are manufacture and sale of precision mold and PVC products while the principle operations of Fogang Guozhu Blowing Equipment Company are manufacture and sale of blowing equipment and plastic production machinery.

The principle operations of Fogang Guozhu Plastics Company Limited are plastic bottle and PVC products manufacturing.

(d)
On August 26, 2007, the Company entered into an Agreement for Share Exchange with Hutton Holdings Corporation, a Nevada corporation and Cai Yingren and Wu Wen, the owners and shareholders of the Company.

NOTE 6 - GOING CONCERN

The Company will need additional working capital for its future planned activity which raises substantial doubt about its ability to continue as a going concern. Continuation of the Company as a going concern is dependent upon obtaining sufficient working capital to be successful in that effort. The management of the Company has developed a strategy, which it believes will accomplish this objective, through additional short term loans, and equity funding, which will enable the Company to operate for the coming year.

HUTTION HOLDINGS CORPORATION
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

INDEX TO PRO-FORMA FINANCIAL STATEMENTS

UNAUDITED PRO-FORMA COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006	F-16

UNAUDITED PRO-FORMA COMBINED CONSOLIDATED BALANCE SHEET, JUNE 30, 2007	F-17

UNAUDITED PRO-FORMA COMBINED STATEMENT OF OPERATIONS FOR THE PERIOD ENDED JUNE 30, 2007	F-18

NOTES TO UNAUDITED PRO-FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS	F-19

HUTTION HOLDINGS CORPORATION
UNAUDITED PRO-FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

	Hutton Historical	China Valley Historical	Pro Forma Adjustments	Pro Forma Combined

REVENUE	$122,511	$-	$-	$122,511

COST OF SALES	70,603	-	-	70,603

GROSS MARGIN	51,908	-	-	51,908

EXPENSES
Sales and marketing	3,600	-	-	3,600
General and administrative	84,629	872	-	85,501

TOTAL EXPENSES	88,229	872	-	89,101

OPERATING LOSS	(36,321)	(872)	-	(37,193)

OTHER EXPENSES
Interest	(154)	-	-	(154)
NET LOSS	$(36,475)	$(872)	$-	$(37,347)

Earnings per share, basic and diluted	$(0.00)			$(0.00)

Weighted average number of shares outstanding, basic and diluted	$25,521,000			$50,000,000

HUTTION HOLDINGS CORPORATION
UNAUDITED PRO-FORMA COMBINED CONSOLIDATED BALANCE SHEET
JUNE 30, 2007

	Hutton Historical		China Valley Historical		Pro Forma Adjustments		Pro Forma Combined

ASSETS	$		$		$		$
CURRENT ASSETS
Cash and cash equivalents		176		-		-		176
Total current assets		176		-		-		176
FIXED ASSETS
Property & equipment, net		3,120		-		-		3,120
Deposits		1,206		-		-		1,206

TOTAL ASSETS		$4,502		-		-		4,502

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Account payable		$240		-		-		240
Other payables and accrued liabilities		-		2,962		-		2,962
Amount due to related party		-		-		-		-
TOTAL LIABILITIES		240		2,962		-		3,202

STOCKHOLDERS' EQUITY
Preferred stock		-		-		5,000 (1)		5,000
Common stock		25,521		50,000		(25,521) (2)		50,000
Less: Stock subscription receivables		-		(50,000)		50,000 (3)		-
Additional paid in capital		(16,997)		-		296,844,521 (4)		296,827,524
Accumulated deficit		(4,262)		(2,962)		296,874,000) (5)		(296,881,224)
TOTAL STOCKHOLDERS' EQUITY		4,262		(2,962)		-		1,300

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY		$4,502		-		-		4,502

HUTTION HOLDINGS CORPORATION
UNAUDITED PRO-FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2007

	Hutton Historical	China Valley Historical	Pro Forma Adjustments	Pro Forma Combined

REVENUE	$151,553	$-	$-	$151,553

COST OF SALES	90,363	-	-	90,363

GROSS MARGIN	61,190	-	-	61,190

EXPENSES
Sales and marketing	5,608	-	-	5,608
General and administrative	129,370	872	-	130,242

TOTAL EXPENSES	134,978	872	-	135,850

OPERATING LOSS	(73,788)	(872)	-	(74,660)

OTHER EXPENSES
Settlement of debt	59,346	-	-	59,346
Interest	(443)	-	-	(443)

NET LOSS	$(14,885)	$(872)	$-	$(15,757)

Earnings per share, basic and diluted	$(0.00)			$(0.00)

Weighted average number of shares outstanding, basic and diluted	$25,521,000			$50,000,000

HUTTION HOLDINGS CORPORATION
NOTES TO PRO-FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1	BASIS OF PRESENTATION

The unaudited pro-forma consolidated financial statements include the accounts of Hutton Holdings Corporation (“HTTH” or the “Company”) and China Valley Development Limited (“China Valley”.)

On August 26, 2007, the Company entered into and closed an Agreement for Share Exchange with China Valley, a British Virgin Island incorporated company, Cai Yingren and Wu Wen, the owners and shareholders of China Valley. The Company acquired 100% ownership of China Valley at a consideration of 29,750,000 shares of its common stock and 5,000,000 shares of its preferred stock.

China Valley acquired 100% ownership of Guozhu Holdings Limited, a Hong Kong registered company on August 24, 2007. Guozhu Holdings Limited owns 100% ownership of Fogang Guozhu Plastics Company Limited and Guangdong Guozhu Precision Mold Company Limited, both of which are registered in China. Also, through Excellent Fame Investments Limited, the Company’s wholly owned subsidiary registered in Hong Kong, the Company also owns 100% of Fogang Guozhu Blowing Equipment Company Limited, a Chinese registered company.

The principle operations of Guangdong Guozhu Precision Mold Company Limited are manufacture and sale of precision mold and PVC products while the principle operations of Fogang Guozhu Blowing Equipment Company are manufacture and sale of blowing equipment and plastic production machinery.

NOTE 2	PRO FORMA FINANCIAL STATEMENTS

The accompanying unaudited pro forma combined financial statements are based upon the historical balance sheets and consolidated statements of operations of the Company and China Valley. The unaudited pro forma combined balance sheet has been prepared as if the acquisition occurred on June 30, 2007 and December 31, 2006. The unaudited pro forma combined financial statements of operations for the year ended December 31, 2006 and for the six months ended June 30, 2007 have been prepared as if the acquisition had occurred on January 1, 2006. The statements are based on accounting for the business combination as a reverse acquisition, whereby the Company will be the surviving corporate entity, but China Valley is the accounting acquirer. The pro forma information may not be indicative of the results that actually would have occurred if the merger had been in effect from and on the dates indicated or which may be obtained in the future.

NOTE 3	CONSOLIDATING ENTRIES

The consolidating entries on the pro-forma consolidated balance sheet to eliminate investments in subsidiary accounts:

(1)	Increase in preferred stock as a result of issuing shares for merger

(2)
Net effect of increase in common stock as a result of issuing shares for merger, elimination of share capital of China Valley and cancellation of 5,271,000 by certain shareholders of the Company as a condition of the merger

(3)	Paid up of subscription capital of China Valley shareholders

(4)
Net effect of increase in paid up capital as a result of issuing shares for merger and reduction of paid up capital as a result of cancellation of 5,271,000 by certain shareholders of the Company

The breakdown of 296,844,521 adjustment to additional paid in capital are as follow:

Additional paid in capital associated with issuance of shares for merger	: $328,465,250
Reduction of additional paid in capital associated with cancellation of shares	: (31,620,729)

Net change to additional paid in capital	: $296,844,521

(5)	Net effect of increase in accumuldate deficit as a result of issuance of shares for merger and elimination of deficits of HTTH before merger
Elimination of historical deficit of HTTH	: $ 4,262
Increase in common stock and additional paid in capital as a result of merger	: (296,878,262)

Net change to accumulated deficit	: $ (296,874,000)

Elimination of deficits of HTTH before merger and the excess of HTTH deficits over its paid in capital